EXHIBIT 99.1

Chemung Financial Corporation Announces Approval of New Stock Repurchase Program

ELMIRA, N.Y., March 18, 2020 (GLOBE NEWSWIRE) -- Chemung Financial Corporation (the “Corporation”) (NASDAQ: CHMG), the parent company of Chemung Canal Trust Company, announced today that the Board of Directors of the Corporation approved a new stock repurchase program which replaces the previously authorized repurchase program.  Under the new repurchase program, the Corporation may repurchase up to 250,000 shares of its common stock, or approximately 5% of its outstanding shares.

The repurchase program permits shares to be repurchased in open market or privately negotiated transactions, through block trades, and pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities and Exchange Commission.

Repurchases will be made at management’s discretion at prices management considers to be attractive and in the best interests of both the Corporation and its stockholders, subject to the availability of stock, general market conditions, the trading price of the common stock, alternative uses for capital, and the Corporation’s financial performance.   Open market purchase will be conducted in accordance with the limitations set forth in Rule 10b-18 of the Securities and Exchange Commission and other applicable legal requirements.

The repurchase program may be suspended, terminated or modified at any time for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate.  These factors may also affect the timing and amount of share repurchases.  The repurchase program does not obligate the Corporation to purchase any particular number of shares.

About Chemung Financial Corporation

Chemung Financial Corporation is a $1.8 billion financial services holding company headquartered in Elmira, New York and operates 33 retail offices through its principal subsidiary, Chemung Canal Trust Company, a full service community bank with trust powers.  Established in 1833, Chemung Canal Trust Company is the oldest locally-owned and managed community bank in New York State.  Chemung Financial Corporation is also the parent of CFS Group, Inc., a financial services subsidiary offering non-traditional services including mutual funds, annuities, brokerage services, tax preparation services and insurance and Chemung Risk Management, Inc., a captive insurance company based in the State of Nevada.

This press release may be found at:  www.chemungcanal.com under Investor Relations.

Forward-Looking Statements:

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, and the Private Securities Litigation Reform Act of 1995.  The Corporation intends its forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in this press release.  All statements regarding the Corporation’s expected financial position and operating results, the Corporation’s business strategy, the Corporation’s financial plans, forecasted demographic and economic trends relating to the Corporation’s industry and similar matters are forward-looking statements.  These statements can sometimes be identified by the Corporation’s use of forward-looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” or “intend.”  The Corporation cannot promise that its expectations in such forward-looking statements will turn out to be correct.  The Corporation’s actual results could be materially different from expectations because of various factors, including changes in economic conditions or interest rates, credit risk, difficulties in managing the Corporation’s growth, competition, changes in law or the regulatory environment, including the Dodd-Frank Act, effects of the outbreak of the coronavirus, and changes in general business and economic trends.  Information concerning these and other factors can be found in the Corporation’s periodic filings with the Securities and Exchange Commission (“SEC”), including the 2019 Annual Report on Form 10-K.  These filings are available publicly on the SEC’s website at http://www.sec.gov, on the Corporation’s website at http://www.chemungcanal.com or upon request from the Corporate Secretary at (607) 737-3746.  Except as otherwise required by law, the Corporation undertakes no obligation to publicly update or revise its forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:
Karl F. Krebs
EVP and Chief Financial Officer
(607) 737-3714